            As filed with the U.S. Securities and Exchange Commission
                              on February 18, 1999



                        Securities Act File No. 33-58125

                    Investment Company Act File No. 811-07261



                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [x]

                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 8                        [x]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [x]


                               Amendment No. 9                               [x]


                        (Check appropriate box or boxes)



                              Warburg, Pincus Trust
               (Exact Name of Registrant as Specified in Charter)

          466 Lexington Avenue
            New York, New York                                 10017-3147
  (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, including Area Code:           (212) 878-0600


                                Janna Manes, Esq.


                              Warburg, Pincus Trust
                              466 Lexington Avenue
                          New York, New York 10017-3147

                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher

                               787 Seventh Avenue



                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: April 30, 1999


It is proposed that this filing will become effective (check appropriate box):

         [ ]      immediately upon filing pursuant to paragraph (b)


         [ ]      on [date] pursuant to paragraph (b)


         [ ]      60 days after filing pursuant to paragraph (a)(1)


         [x]      on April 30, 1999 pursuant to paragraph (a)(1)


         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 Subject to Completion, dated February 18, 1999
                                   PROSPECTUS

                                 April 30, 1999

                  WARBURG PINCUS TRUST

                      ----------------------- EMERGING MARKETS PORTFOLIO

                      ----------------------- INTERNATIONAL EQUITY PORTFOLIO

                      ----------------------- POST-VENTURE CAPITAL PORTFOLIO

                      ----------------------- SMALL COMPANY GROWTH PORTFOLIO

        Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

        As with all mutual funds, the Securities and Exchange Commission has not approved these portfolios, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                                      LOGO

                                    CONTENTS


KEY POINTS........................ .........................           3
   Goals and Principal Strategies...........................           3
   Investor Profile.........................................           3
   A Word About Risk........................................           4
PERFORMANCE SUMMARY.................... ....................           5
   Year-by-Year Total Returns...............................           5
   Average Annual Total Returns.............................           6
INVESTOR EXPENSES..................... .....................           7
   Fees and Portfolio Expenses..............................           7
   Example..................................................           8
THE PORTFOLIOS IN DETAIL................. ..................           9
   The Management Firm......................................           9
   Portfolio Information Key................................          10
EMERGING MARKETS PORTFOLIO................ .................          11
INTERNATIONAL EQUITY PORTFOLIO.............. ...............          13
POST-VENTURE CAPITAL PORTFOLIO.............. ...............          15
SMALL COMPANY GROWTH PORTFOLIO.............. ...............          17
MORE ABOUT RISK...................... ......................          19
   Introduction.............................................          19
   Types of Investment Risk.................................          19
   Certain Investment Practices.............................          22
MEET THE MANAGERS..................... .....................          25
ABOUT YOUR ACCOUNT.................... .....................          28
   Share Valuation..........................................          28
   Distributions............................................          28
   Taxes....................................................          28
BUYING AND SELLING SHARES................. .................          29
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES


EMERGING MARKETS PORTFOLIO               Long-term growth of capital                 - Invests in foreign equity securities
Risk factors:                                                                        - Focuses on the world's less developed
 Market risk                                                                           countries
 Foreign securities                                                                  - Analyzes a company's growth potential,
 Emerging-markets focus                                                                using a bottom-up investment approach
 Non-diversified status


INTERNATIONAL EQUITY PORTFOLIO           Long-term capital appreciation              - Invests in foreign equity securities
Risk factors:                                                                        - Diversifies its investments across
 Market risk                                                                           countries, including emerging markets
 Foreign securities                                                                  - Favors stocks with discounted
                                                                                       valuations, using a value-based, bottom-up
                                                                                       investment approach


POST-VENTURE CAPITAL PORTFOLIO           Long-term growth of capital                 - Invests primarily in equity securities
Risk factors:                                                                          of U.S. companies considered to be in
 Market risk                                                                           their post-venture-capital stage of
 Start-up and other small companies                                                    development
 Special-situation companies                                                         - May invest in companies of any size
                                                                                     - Takes a growth investment approach to
                                                                                       identifying attractive
                                                                                       post-venture-capital investments


SMALL COMPANY GROWTH PORTFOLIO           Capital growth                              - Invests in equity securities of small
Risk factors:                                                                          U.S. companies
 Market risk                                                                         - Using a growth investment style, may
 Start-up and other small companies                                                    look for either developing or older
 Special-situation companies                                                           companies in a growth stage or companies
 Non-diversified status                                                                providing products or services with a high
                                                                                       unit-volume growth rate


     INVESTOR PROFILE


   THESE PORTFOLIOS ARE DESIGNED FOR INVESTORS WHO:


 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation


 - in the case of the Emerging Markets and International Equity portfolios, want to diversify their investments internationally



 - in the case of the Post-Venture Capital and Small Company Growth portfolios, want to diversify their investments with more aggressive stock funds

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - want to limit your exposure to foreign securities

 - are looking for income


   You should base your selection of a portfolio on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


   Principal risk factors for the portfolios are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.



   Investments in the portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MARKET RISK

All portfolios


   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

All portfolios



   A portfolio that invests outside the U.S. carries additional risks that include:



 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each of the portfolios may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.



   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).



   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolios. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.



   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.



EMERGING-MARKETS FOCUS


Emerging Markets Portfolio



   Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.



START-UP AND OTHER SMALL COMPANIES


Post-Venture Capital Portfolio
Small Company Growth Portfolio



   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.



SPECIAL-SITUATION COMPANIES


Post-Venture Capital Portfolio
Small Company Growth Portfolio



   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.


NON-DIVERSIFIED STATUS

Emerging Markets Portfolio


Small Company Growth Portfolio



   The portfolios are considered non-diversified portfolios under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the portfolios may be subject to greater volatility with respect to their investments than a portfolio that is more broadly diversified.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in these portfolios. The bar chart shows you how each portfolio's performance has varied from year to year for up to 10 years. The table compares each portfolio's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS

           YEAR ENDED 12/31:                       1996     1997     1998

           EMERGING MARKETS PORTFOLIO
                Best Quarter:   XX.xx%(Q___)
                Worst Quarter:  (XX.xx)%(Q___)
                Inception date: 12/31/97                     NA
                                                   ----------------------

           --------------------------------------------------------------

           INTERNATIONAL EQUITY PORTFOLIO
                Best Quarter:   XX.xx%(Q___)
                Worst Quarter:  (XX.xx)%(Q___)
                Inception date: 6/30/95
                                                   ----------------------

           --------------------------------------------------------------

           POST-VENTURE
           CAPITAL PORTFOLIO
                Best Quarter:   XX.xx%(Q___)
                Worst Quarter:  (XX.xx)%(Q___)
                Inception date: 9/30/96                      NA
                                                   ----------------------

           --------------------------------------------------------------

           SMALL COMPANY
           GROWTH PORTFOLIO
                Best Quarter:   XX.xx%(Q___)
                Worst Quarter:  (XX.xx)%(Q___)
                Inception date: 6/30/95
                                                   ----------------------

           --------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/98:                       1998     1994-1998    1989-1998    FUND       DATE
EMERGING MARKETS PORTFOLIO                                     XX.xx%          NA          NA     XX.xx%    12/31/97
MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE
  INDEX                                                        XX.xx%          NA          NA     XX.xx%
INTERNATIONAL EQUITY PORTFOLIO                                 XX.xx%          NA          NA     XX.xx%     6/30/95
MSCI ALL COUNTRY WORLD EXCLUDING THE U.S. INDEX                XX.xx%          NA          NA     XX.xx%
POST-VENTURE CAPITAL PORTFOLIO                                 XX.xx%          NA          NA     XX.xx%     9/30/96
RUSSELL 2000 GROWTH INDEX                                      XX.xx%          NA          NA     XX.xx%
RUSSELL 2500 GROWTH INDEX                                      XX.xx%          NA          NA     XX.xx%
NASDAQ INDUSTRIALS INDEX                                       XX.xx%          NA          NA     XX.xx%
SMALL COMPANY GROWTH PORTFOLIO                                 XX.xx%          NA          NA     XX.xx%     6/30/95
RUSSELL 2000 GROWTH INDEX                                      XX.xx%          NA          NA     XX.xx%





                           UNDERSTANDING PERFORMANCE


   - TOTAL RETURN tells you how much an investment in a portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.


   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES


                          FEES AND PORTFOLIO EXPENSES



This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 1998. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.




                                                                                             POST-         SMALL
                                                              EMERGING    INTERNATIONAL     VENTURE       COMPANY
                                                               MARKETS       EQUITY         CAPITAL       GROWTH
                                                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                               NONE         NONE            NONE          NONE
Deferred sales charge "load"                                   NONE         NONE            NONE          NONE
Sales charge "load" on reinvested distributions                NONE         NONE            NONE          NONE
Redemption fees                                                NONE         NONE            NONE          NONE
Exchange fees                                                  NONE         NONE            NONE          NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                  1.25%         1.00%          1.25%          .90%
Distribution and service (12b-1) fee                             NONE          NONE           NONE          NONE
Other expenses                                                   .xx%          .xx%           .xx%          .xx%
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                       .xx%          .xx%           .xx%          .xx%



* Actual fees and expenses for the fiscal year ended December 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for some portfolios during 1998 but may be discontinued at any time.



                                                                                                                          SMALL
              EXPENSES AFTER                         EMERGING            INTERNATIONAL           POST-VENTURE            COMPANY
               WAIVERS AND                            MARKETS               EQUITY                 CAPITAL               GROWTH
              REIMBURSEMENTS                         PORTFOLIO             PORTFOLIO              PORTFOLIO             PORTFOLIO
Management fee                                         .xx%                  .xx%                    .xx%                 .xx%
Distribution and service (12b-1) fee                   NONE                  NONE                    NONE                 NONE
Other expenses                                         .xx%                  .xx%                    .xx%                 .xx%
                                                       ----                  ----                    ----                 ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES             X.XX%                  .XX%                   X.XX%                 .XX%

                                    EXAMPLE


This example may help you compare the cost of investing in these portfolios with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.



Assume you invest $10,000, each portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



                                         ONE YEAR     THREE YEARS     FIVE YEARS      10 YEARS
EMERGING MARKETS PORTFOLIO                    $               $              $              $
INTERNATIONAL EQUITY PORTFOLIO                $               $              $              $
POST-VENTURE CAPITAL PORTFOLIO                $               $              $              $
SMALL COMPANY GROWTH PORTFOLIO                $               $              $              $

                            THE PORTFOLIOS IN DETAIL



     THE MANAGEMENT FIRM


   WARBURG PINCUS ASSET MANAGEMENT, INC.
   466 Lexington Avenue
   New York, NY 10017-3147


 - Investment adviser for the portfolios



 - Responsible for managing each portfolio's assets according to its goal and strategies



 - A professional investment-advisory firm providing investment services to individuals since 1970 and to institutions since 1973



 - Currently manages approximately $22 billion in assets



   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.


   ABBOTT CAPITAL MANAGEMENT, LLC
   50 Rowes Wharf, Suite 240
   Boston, MA 02110-3328
 - Sub-investment adviser for the Post-Venture Capital Portfolio



 - Responsible for managing the portfolio's investments in private-equity portfolios



 - A registered investment adviser concentrating on venture-capital, buyout, and special-situations investments



 - Currently manages approximately $2.4 billion in assets

     PORTFOLIO INFORMATION KEY



   Concise descriptions of each portfolio begin on the next page. Each description provides the following information:



GOAL AND STRATEGIES


   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS

   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."


RISK FACTORS

   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.


INVESTOR EXPENSES

   Actual portfolio expenses for the 1998 fiscal year. Future expenses may be higher or lower.



 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.



 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.


FINANCIAL HIGHLIGHTS

   A table showing the portfolio's audited financial performance for up to five years.



 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital-gain distributions.



 - PORTFOLIO TURNOVER An indication of trading frequency. The portfolios may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance.



   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                           EMERGING MARKETS PORTFOLIO



     GOAL AND STRATEGIES



   The Emerging Markets Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of companies located in or conducting a majority of their business in emerging-markets.


   An emerging market is any country:

 - generally considered to be an emerging or developing country by the United Nations, or by the World Bank and the International Finance Corporation (IFC), or

 - included in the IFC Investable Index or the Morgan Stanley Capital International Emerging Markets Index, or

 - having a per-capita gross national product of $2,000 or less

   Under this definition, most countries of the world (other than the U.S., Canada, Western Europe, Japan, Australia and New Zealand) are considered emerging markets.


   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three emerging markets. The portfolio may invest in companies of any size, including emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth.



   Its non-diversified status allows the portfolio to invest a greater share of its assets in the securities of fewer companies. However, the portfolio managers typically have diversified the portfolio's investments.


     PORTFOLIO INVESTMENTS


   This portfolio invests primarily in equity securities of emerging-markets issuers. Equity holdings may consist of:


 - common and preferred stocks

 - debt securities convertible into common or preferred stock

 - rights and warrants

 - equity interests in trusts and partnerships

 - depositary receipts


   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS


   This portfolio's principal risk factors are:


 - market risk

 - foreign securities


 - emerging-markets focus


 - non-diversified status


   The value of your investment will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."



   Because the portfolio focuses on emerging markets, you should expect it to be riskier than a more broadly diversified international equity fund. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. In addition, emerging markets often face serious economic problems that could subject the portfolio to increased volatility or substantial declines in value.



   Non-diversification might cause the portfolio to be more volatile than a diversified portfolio. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT


   Richard H. King and Vincent J. McBride are Co-Portfolio Managers of the portfolio. Associate Portfolio Manager Morid Kamshad assists them. You can find out more about the portfolio's managers in "Meet the Managers."


     INVESTOR EXPENSES


   Management fee                                                        .xx%


   All other expenses                                                    .xx%


   -------------
     Total expenses                                                     X.xx%

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.




                       PERIOD ENDED:                               12/98(1)
PER-SHARE DATA


-------------------------------------------------------------------------
Net asset value, beginning of period


-------------------------------------------------------------------------
Investment activities:
Net investment income
Net gains or losses on investments and foreign currency
related items (both realized and unrealized)


-------------------------------------------------------------------------
 Total from investment activities


-------------------------------------------------------------------------
Distributions:
From net investment income
From realized capital gains


-------------------------------------------------------------------------
 Total distributions


-------------------------------------------------------------------------
Net asset value, end of period


-------------------------------------------------------------------------
Total return


-------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA


-------------------------------------------------------------------------
Net assets, end of period (000s omitted)
Ratio of expenses to average net assets
Ratio of net income to average net assets
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements
Portfolio turnover rate


-------------------------------------------------------------------------



(1) For the period December 31, 1997 (Commencement of Operations) through December 31, 1998.


(2) Per share information is calculated using the average share outstanding method.


(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's expense ratio.


(4) Not annualized.


(5) Annualized.

                         INTERNATIONAL EQUITY PORTFOLIO

     GOAL AND STRATEGIES

   The International Equity Portfolio seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S.

   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The portfolio intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the portfolio emphasizes developed countries, it may also invest in emerging markets.

   In choosing equity securities, the portfolio's managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

     PORTFOLIO INVESTMENTS

   This portfolio intends to invest substantially all of its assets in the following types of equity securities:

 - common stocks

 - securities convertible into or exchangeable for common stocks

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factors are:

 - market risk

 - foreign securities

   The value of your investment will fluctuate in response to stock-market movements. Because the portfolio invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   To the extent that the portfolio invests in emerging markets or focuses on a single country or region, it takes on additional risks that could hurt its performance. Investing in emerging markets involves access, operational and other risks not generally encountered in developed countries. Focusing on a single country or region may cause the portfolio to be more volatile than a more geographically diversified equity fund. "More About Risk" details these and certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Harold W. Ehrlich, Richard H. King, Vincent J. McBride and Harold E. Sharon manage the portfolio. Associate Portfolio Manager Nancy Nierman assists them. You can find out more about the portfolio's managers in "Meet the Managers."

     INVESTOR EXPENSES

   Management fee                                                        .xx%
   All other expenses                                                    .xx%

                                                               -------------
     Total expenses                                                     X.xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                            12/98         12/97         12/96        12/95(1)
PER-SHARE DATA
Net asset value, beginning of period                                            $11.48        $10.65        $10.00
                                                                             -------------------------------------
Investment activities:
Net investment income                                                             0.10          0.00          0.03
Net gains or losses on investments and foreign currency
related items (both realized and unrealized)                                     (0.37)         1.06          0.70
                                                                             -------------------------------------
 Total from investment activities                                                (0.27)         1.06          0.73
                                                                             -------------------------------------
Distributions:
From net investment income                                                       (0.01)        (0.06)        (0.01)
Distributions in excess of net investment income                                  0.00         (0.10)        (0.07)
Distributions from realized gains                                                 0.00          0.06          0.00
Distributions in excess of realized gains                                         0.71         (0.01)         0.00
                                                                             -------------------------------------
 Total distributions                                                             (0.72)        (0.23)        (0.08)
                                                                             -------------------------------------
Net asset value, end of period                                                  $10.49        $11.48        $10.65
                                                                             -------------------------------------
Total return                                                                     (2.26)%        9.98%         7.30%(2)
                                                                             -------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                      $347,229      $298,218       $64,537
Ratio of expenses to average net assets                                           1.36%(3)       1.36%(3)       1.44%(4)
Ratio of net income to average net assets                                         0.66%          .64%         0.48%(4)
Decrease reflected in above operating expense ratios due to
waivers/reimbursement                                                             0.00%          .04%          .77%(4)
Portfolio turnover rate                                                          78.65%        30.82%         8.31%(2)
                                                                             -------------------------------------

(1) For the period June 30, 1995 (Commencement of Operations) through December 31, 1995.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to
    the portfolio's expenses by     %, .01% and .00%, for the years ending
    December 31, 1998, 1997 and 1996, respectively. The portfolio's operating
    expense ratio after reflecting these arrangements was     %, 1.35% and 1.36%
    for the years ended December 31, 1998, 1997 and 1996, respectively.

(4) Annualized.

                         POST-VENTURE CAPITAL PORTFOLIO


     GOAL AND STRATEGIES



   The Post-Venture Capital Portfolio seeks long-term growth of capital. To pursue this goal, it invests in equity securities of U.S. companies considered to be in their post-venture-capital stage of development.



   A post-venture-capital company is one that has received venture-capital financing either:



 - during the early stages of the company's existence or the early stages of the development of a new product or service, or



 - as part of a restructuring or recapitalization of the company



   In either case, one or more of the following will have occurred within 10 years prior to the portfolio's purchase of the company's securities:



 - the investment of venture-capital financing



 - distribution of the company's securities to venture-capital investors



 - the initial public offering



   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of post-venture-capital companies. The portfolio may invest in companies of any size.



     PORTFOLIO INVESTMENTS



   This portfolio invests primarily in equity securities of post-venture-capital companies. Equity holdings may consist of:



 - common and preferred stocks



 - warrants



 - securities convertible into common stocks



 - partnership interests



   The portfolio may invest up to:



 - 10% of assets in private-equity portfolios that invest in venture-capital companies



 - 20% of assets in foreign securities



   To a limited extent, the portfolio may also engage in other investment practices.



     RISK FACTORS



   This portfolio's principal risk factors are:



 - market risk



 - start-up and other small companies



 - special-situation companies



   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the portfolio to increased market liquidity and information risks. These risks are defined in "More About Risk."



   Post-venture-capital companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.



   To the extent that it invests in private-equity portfolios, the portfolio takes on additional liquidity, valuation and other risks. "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.



     PORTFOLIO MANAGEMENT



   Elizabeth B. Dater and Stephen J. Lurito are Co-Portfolio Managers of the portfolio. Associate Portfolio Managers Robert S. Janis and Christopher M. Nawn assist them. Raymond L. Held and Thaddeus I. Grey manage the portfolio's investments in private-equity portfolios. You can find out more about the portfolio's managers in "Meet the Managers."



     INVESTOR EXPENSES



   Management fee                                                        .xx%


   All other expenses                                                    .xx%

                                                                     ---------

     Total expenses                                                     X.xx%

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.




                       PERIOD ENDED:                            12/98         12/97         12/96(1)
PER-SHARE DATA
Net asset value, beginning of period                                           $9.76        $10.00
                                                                              ======         =====
Investment activities:
Net investment income                                                          (0.08)        (0.00)
Net gains or losses on investments (both realized and
unrealized)                                                                     1.38          0.24
                                                                              ------          ----
  Total from investment activities                                              1.30          0.24
                                                                              ------          ----
Net asset value, end of period                                                $11.06         $9.76
                                                                              ======          ====
Total return                                                                   13.34%        (2.40)%(2)
                                                                              ------          ----
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                     $30,520       $12,400
Ratio of expenses to average net assets                                         1.40%(4)      1.41%(3,4)
Ratio of net income to average net assets                                      (0.75)%        0.80%(3)
Decrease reflected in above operating expense ratio due to
  waivers/reimbursements                                                        0.18%         4.16%(3)
Portfolio turnover rate                                                       238.12%         6.80%(2)
                                                                              ------          ----




(1) For the period September 30, 1996 (Commencement of Operations) through December 31, 1996.



(2) Not annualized.



(3) Annualized.



(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to
    the portfolio's expenses by     %, .00% and .01% for the years or period
    ended December 31, 1998, 1997 and 1996, respectively. The portfolio's
    operating expense ratio after reflecting these arrangements was     %, 1.40%
    and 1.40% for the years or period ended December 31, 1998, 1997 and 1996, respectively.

                         SMALL COMPANY GROWTH PORTFOLIO


     GOAL AND STRATEGIES



   The Small Company Growth Portfolio seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.



   In seeking to identify growth companies--companies with attractive capital-growth potential--the portfolio's managers often look for:



 - companies still in the developmental stage



 - older companies that appear to be entering a new stage of growth



 - companies providing products or services with a high unit-volume growth rate



   The portfolio may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors.



   Under normal market conditions, the portfolio will invest at least 65% of assets in equity securities of small U.S. companies. The portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 1998, the Russell 2000 Index included companies with market capitalizations between $4.4 million and $3.2 billion.



   Some companies may outgrow the definition of a small company after the portfolio has purchased their securities. These companies continue to be considered small for purposes of the portfolio's minimum 65% allocation to small-company equities. In addition, the portfolio may invest in companies of any size once the 65% policy is met. As a result, the portfolio's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.


     PORTFOLIO INVESTMENTS



   This portfolio intends to invest at least 80% of assets in equity securities of small-capitalization growth companies. Equity holdings may consist of:



 - common and preferred stocks



 - securities convertible into common stocks



 - rights and warrants



   The portfolio may invest up to 10% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.


     RISK FACTORS



   This portfolio's principal risk factors are:



 - market risk



 - start-up and other small companies



 - special-situation companies



 - non-diversified status



   The value of your investment will fluctuate in response to stock-market movements. Investing in start-up and other small companies may expose the portfolio to increased market, liquidity and information risks. These risks are defined in "More About Risk."



   Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the portfolio's performance if the anticipated benefits of the special situation do not materialize.



   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT



   Elizabeth B. Dater and Stephen J. Lurito are Co-Portfolio Managers of the portfolio. You can find out more about them in "Meet the Managers."


     INVESTOR EXPENSES



   Management fee                                                        .xx%


   All other expenses                                                    .xx%


                                                                 -----------

     Total expenses                                                      .xx%

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.




                       PERIOD ENDED:                            12/98         12/97          12/96          12/95(1)
PER-SHARE DATA
Net asset value, beginning of period                                           $14.25         $12.51        $10.00
                                                                             ========       ========     =========
Investment activities:
Net investment income                                                           (0.07)         (0.06)        (0.01)
Net gains or losses on investments (both realized and
unrealized)                                                                      2.30           1.80          2.52
                                                                              -------        -------      --------
  Total from investment activities                                               2.23           1.74          2.51
                                                                              -------        -------      --------
Net asset value, end of period                                                 $16.48         $14.25        $12.51
                                                                              -------        -------      --------
Total return                                                                    15.65%         13.91%        25.10%(2)
                                                                              -------        -------      --------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                     $666,394       $339,398       $97,445
Ratio of expenses to average net assets                                          1.15%(4)       1.16%(4)      1.25%(3)
Ratio of net income to average net assets                                        (.56)%         (.66)%        (.36)%(3)
Decrease reflected in above operating expense ratio due to
  waivers/reimbursements                                                          .00%           .01%          .25%(3)
Portfolio turnover rate                                                         92.45%        101.50%        34.25%(2)
                                                                              -------        -------      --------



(1) For the period June 30, 1995 (Commencement of Operations) through December 31, 1995.



(2) Not annualized.



(3) Annualized.



(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to
    the portfolio's expenses by     %, .01% and .00% for the years ended
    December 31, 1998, 1997 and 1996, respectively. The portfolio's operating
    expense ratio after reflecting these arrangements was     %, 1.14% and 1.16%
    for the years ended December 31, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION


   A portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of each portfolio's risk profile in "Key Points." The preceding discussions of each portfolio contain more detailed information. This section discusses other risks that may affect the portfolios.



   The portfolios may use certain investment practices that have higher risks associated with them. However, each portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK


   The following risks are referred to throughout this Prospectus.



   ACCESS RISK Some countries may restrict a portfolio's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a portfolio.


   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.



   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).



   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolios. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.



   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.



   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a portfolio could gain or lose on an investment.


    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.


    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.



   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. A portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.


   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a portfolio to losses from fraud, negligence, delay or other actions.



   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.



   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a portfolio security.



   YEAR 2000 PROCESSING RISK The portfolios' investment adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of early 1999, and is developing contingency plans intended to address any unexpected service problems.



   The portfolios' operations are dependent upon interactions among many participants in the financial-services and other related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and any noncompliant computer systems could hurt key portfolio operations, such as shareholder servicing, pricing and trading.



   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world--including companies or governmental entities in which the portfolios invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a portfolio holding or on markets or economies is negative, it could seriously affect a portfolio's performance.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES


For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.


KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted


                                                                                      POST-     SMALL
                                                            EMERGING  INTERNATIONAL  VENTURE   COMPANY
                                                             MARKETS    EQUITY        CAPITAL   GROWTH
                                                            PORTFOLIO PORTFOLIO      PORTFOLIO PORTFOLIO
                    INVESTMENT PRACTICE                                        LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%     30%            30%        30%
--------------------------------------------------------------------------------------------------------


COUNTRY/REGION FOCUS Investing a significant portion of
portfolio assets in a single country or region. Market
swings in the targeted country or region will be likely to
have a greater effect on portfolio performance than they
would in a more geographically diversified equity portfolio.
Currency, market, political risks.                             [-]     [-]             --        --
--------------------------------------------------------------------------------------------------------


CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)     [ ]     [ ]            [ ]       [ ]
--------------------------------------------------------------------------------------------------------


EMERGING MARKETS Countries generally considered to be
relatively less developed or industrialized. Emerging
markets often face economic problems that could subject a
portfolio to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market
infrastructure, shareholder protections and company laws
could expose a portfolio to risks beyond those generally
encountered in developed countries. Access, currency,
information, liquidity, market, operational, political,
valuation risks.                                               [-]     [-]            --         --
--------------------------------------------------------------------------------------------


EQUITY SWAPS A contract between a portfolio and another
party in which the parties agree to exchange streams of
payments based on certain benchmarks. For example, a
portfolio may use equity swaps to gain access to the
performance of a benchmark asset (such as an index or one or more stocks) where the portfolio's direct investment is
restricted. Credit, currency, interest-rate, liquidity,
market, political, speculative exposure, valuation risks.      [ ]     [ ]            --         --
--------------------------------------------------------------------------------------------------------


FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, euro conversion,
information, liquidity, market, political, valuation risks.    [-]     [-]            20%       10%
--------------------------------------------------------------------------------------------------------


FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                         [ ]     [ ]            [ ]       [ ]
--------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  35%     35%            20%       20%
--------------------------------------------------------------------------------------------------------

                                                                                      POST-     SMALL
                                                            EMERGING  INTERNATIONAL  VENTURE   COMPANY
                                                             MARKETS    EQUITY        CAPITAL   GROWTH
                                                            PORTFOLIO PORTFOLIO      PORTFOLIO PORTFOLIO
                    INVESTMENT PRACTICE                                        LIMIT
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                               35%      5%              5%     10%
----------------------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) a
particular security or an index of securities at a fixed
price within a certain time period. A portfolio may purchase both put and call options for hedging or speculative
purposes.(1) Correlation, credit, hedged exposure,
liquidity, market, speculative exposure, valuation risks.      25%     25%             25%     25%
----------------------------------------------------------------------------------------------------
PRIVATE-EQUITY PORTFOLIOS Private limited partnerships or
other investment funds that themselves invest in equity or
debt securities of:


-companies in the venture-capital or post-venture-capital stages of development


-companies engaged in special situations or changes in
 corporate control, including buyouts
Information, liquidity, market, valuation risks.                --      --             10%      --
----------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         15%     15%             15%     15%
----------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3%  33 1/3          33 1/3  33 1/3
----------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the intention
of repurchasing them for a profit on the expectation that
the market price will drop. Liquidity, market, speculative
exposure risks.                                                 --      --             10%      --
----------------------------------------------------------------------------------------------------


SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            [ ]     [ ]             [ ]     [ ]
----------------------------------------------------------------------------------------------------

                                                                                      POST-     SMALL
                                                            EMERGING  INTERNATIONAL  VENTURE   COMPANY
                                                             MARKETS    EQUITY        CAPITAL   GROWTH
                                                            PORTFOLIO PORTFOLIO      PORTFOLIO PORTFOLIO
                    INVESTMENT PRACTICE                                        LIMIT


SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
portfolio's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [ ]     [ ]             [-]     [-]
----------------------------------------------------------------------------------------------------


START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                            [-]     [-]             [-]     [-]
----------------------------------------------------------------------------------------------------


TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                             [ ]     [ ]             [ ]     [ ]
----------------------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%     10%             10%     10%
----------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%             20%     20%
----------------------------------------------------------------------------------------------------



(1) The portfolios are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


(2) Each portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

                               [LIZ DATER PHOTO]

                               ELIZABETH B. DATER
                               Managing Director



 - Co-Portfolio Manager, Post-Venture Capital Portfolio since inception



 - Co-Portfolio Manager, Small Company Growth Portfolio since 19XX



 - With Warburg Pincus since 1978


                            [ROBERT S. JANIS PHOTO]

                                ROBERT S. JANIS
                               Managing Director



 - Associate Portfolio Manager, Post-Venture Capital Portfolio since inception



 - With Warburg Pincus since 1994



 - Previously vice president and senior research analyst with U.S. Trust Company of New York, 1985 to 1994


                            [HAROLD W. ERLICH PHOTO]

                          HAROLD W. EHRLICH, CFA, CIC
                               Managing Director



 - Co-Portfolio Manager, International Equity Portfolio since April 1998



 - With Warburg Pincus since 1995



 - Previously senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc.


                            [RICHARD H. KING PHOTO]

                                RICHARD H. KING
                               Managing Director



 - Co-Portfolio Manager, Emerging Markets Portfolio since inception



 - Co-Portfolio Manager, International Equity Portfolio since inception


 - With Warburg Pincus since 1989

           Job titles indicate position with the investment adviser.

                           [STEPHEN J. LURITO PHOTO]

                               STEPHEN J. LURITO
                               Managing Director



 - Co-Portfolio Manager, Post-Venture Capital Portfolio since inception



 - Co-Portfolio Manager, Small Company Growth Portfolio since inception



 - With Warburg Pincus since 1987


                            [HAROLD E. SHARON PHOTO]

                                HAROLD E. SHARON
                               Managing Director



 - Portfolio Manager, International Equity Portfolio since 19XX



 - With Warburg Pincus since March 1998



 - Executive director and portfolio manager with CIBC Oppenheimer, 1994 to 1998



 - Warburg Pincus Senior Vice President and portfolio manager, 1990 to 1994


                          [CHRISTOPHER M. NAWN PHOTO]

                              CHRISTOPHER M. NAWN
                               Managing Director



 - Associate Portfolio Manager, Post-Venture Capital Portfolio since inception



 - With Warburg Pincus since 1994



 - Previously vice president and senior research analyst with Dreyfus Corporation, 1990 to 1994


                           [VINCENT J. MCBRIDE PHOTO]

                               VINCENT J. MCBRIDE
                             Senior Vice President



 - Co-Portfolio Manager, International Equity Portfolio since April 1998



 - Co-Portfolio Manager, Emerging Markets Portfolio since 1997



 - With Warburg Pincus since 1994



 - Previously international equity analyst with Smith Barney Inc.

                             [MORID KAMSHAD PHOTO]

                                 MORID KAMSHAD
                                 Vice President



 - Associate Portfolio Manager, Emerging Markets Portfolio since April 1998



 - With Warburg Pincus since 1997



 - Senior investment manager with Pictet Asset Management, 1995 to 1997



 - Investment analyst with HSBC Asset Management,
   1994 to 1995



 - Business development manager with Air Products and Chemicals-France, 19XX to 1994


                             [NANCY NIERMAN PHOTO]

                                 NANCY NIERMAN
                                 Vice President



 - Associate Portfolio Manager, International Equity Portfolio since 19XX



 - With Warburg Pincus since 1996


 - Previously analyst with Fiduciary Trust Company International, 19XX to 1996


                   SUB-INVESTMENT ADVISER PORTFOLIO MANAGERS



                         Post-Venture Capital Portfolio



   RAYMOND L. HELD and THADDEUS I. GRAY manage the Post-Venture Capital Portfolio's investments in private-equity portfolios. Both are Investment Managers and Managing Directors of Abbott Capital Management LLC, the portfolio's sub-investment adviser. Mr. Held has been with Abbott since 1986, while Mr. Gray joined the firm in 1989.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).


   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each portfolio's total assets, less its liabilities, by the number of shares outstanding in each portfolio.



   Each portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.



   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolios do not compute their prices. This could cause the value of a portfolio's investments to be affected by trading on days when you cannot buy or sell shares.



   The Post-Venture Capital Portfolio initially values its investments in private-equity portfolios at cost. After that, the Post-Venture Capital Portfolio values these investments according to reports from the private-equity portfolios that the sub-investment adviser generally receives on a quarterly basis. The portfolio's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.



     DISTRIBUTIONS



   Investors in a portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.



   Each portfolio earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.



   The portfolios typically distribute dividends and capital gains annually, usually in December. The dividends and distributions will be reinvested automatically in additional shares of the same portfolio that paid them.

     TAXES


   For a discussion of the tax status of a variable contract or pension plan, refer to the sponsoring participating insurance company separate account prospectus or plan documents or other informational materials supplied by plan sponsors.



   Because shares of the portfolios may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from a portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.



   Each portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES





   You may not buy or sell shares of a portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.



   An insurance company's separate accounts buy and sell shares of a portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.



   Plan participants may buy shares of a portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a portfolio.



   Each portfolio reserves the right to:



 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading.



 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions.



 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations



 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)



 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with a defined-contribution plan, tax-deferred arrangement or variable contract. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about these portfolios is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.


   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.


     OTHER INFORMATION


   A current Statement of Additional Information (SAI), which provides more details about the portfolios, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


   Please contact Warburg Pincus to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:


BY TELEPHONE:

   800-222-8977




BY MAIL:

   Warburg Pincus Funds


   P.O. Box 9030


   Boston, MA 02205-9030


BY OVERNIGHT OR COURIER SERVICE:

   Boston Financial


   Attn: Warburg Pincus Funds


   2 Heritage Drive


   North Quincy, MA 02171



ON THE INTERNET:


   www.warburg.com



SEC FILE NUMBER:



Warburg Pincus Trust                                                   811-07261





                             [WARBURG PINCUS LOGO]
                                ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030



                        800-222-8977 [-] www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIUS-1-0499

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 Subject to Completion, dated February 18, 1999
                                   PROSPECTUS

                                 April 30, 1999

                       WARBURG PINCUS TRUST

                           - GROWTH & INCOME PORTFOLIO

        Warburg Pincus Trust shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

        As with all mutual funds, the Securities and Exchange Commission has not approved this portfolio, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                     [Warburg Pincus Asset Management Logo]

                       This page intentionally left blank

                                    CONTENTS

KEY POINTS........................ .........................           4
   Goal and Principal Strategies............................           4
   Investor Profile.........................................           4
   A Word About Risk........................................           5
PERFORMANCE SUMMARY.................... ....................           6
   Year-by-Year Total Returns...............................           6
   Average Annual Total Returns.............................           7
INVESTOR EXPENSES..................... .....................           8
   Fees and Portfolio Expenses..............................           8
   Example..................................................           9
THE PORTFOLIO IN DETAIL.................. ..................          10
   The Management Firm......................................          10
   Portfolio Information Key................................          11
   Goal and Strategies......................................          11
   Portfolio Investments....................................          11
   Risk Factors.............................................          11
   Portfolio Management.....................................          11
   Investor Expenses........................................          11
MORE ABOUT RISK...................... ......................          14
   Introduction.............................................          14
   Types of Investment Risk.................................          14
   Certain Investment Practices.............................          17
MEET THE MANAGER..................... ......................          18
ABOUT YOUR ACCOUNT.................... .....................          19
   Share Valuation..........................................          19
   Account Statements.......................................
   Taxes....................................................          19
BUYING AND SELLING SHARES................. .................          20
FOR MORE INFORMATION................... ....................  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES

        PORTFOLIO/RISK FACTORS                              GOAL                                     STRATEGIES
GROWTH & INCOME PORTFOLIO                Long-term growth of capital and income      - Invests primarily in equity securities
Risk factors:                                                                        - Focuses on large U.S. companies
 Market risk                                                                         - Analyzes such factors as
                                                                                       price-to-earnings and price-to-book
                                                                                       ratios, using a value investment style

     INVESTOR PROFILE

   THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth and income

 - want to diversify their portfolios into common stocks

 - are investing for long-term goals that may include college or retirement IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to your portfolio. As with any mutual fund, you could lose money over any period of time.

   Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   A portfolio that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The portfolio may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolios. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolio. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic-policy changes, social and political instability, military action and war.

                              PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the portfolio. The bar chart shows you how the portfolio's performance has varied from year to year for up to 10 years. The table compares the portfolio's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                         Year Ended 12/31:         1998
                         ------------------------------

                     Growth & Income Portfolio
                       Best quarter: XX.xx% (Q___)
                       Worst quarter: (XX.xx)% (Q___)
                       Inception date: 10/31/97 __________

                     ______________________________________

                          AVERAGE ANNUAL TOTAL RETURNS

                                                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
                   PERIOD ENDED 12/31/98:                       1998     1994-1998    1989-1998    FUND       DATE
GROWTH & INCOME PORTFOLIO                                      XX.xx%          NA          NA     XX.xx%    10/31/97
S&P 500 INDEX                                                  XX.xx%          NA          NA     XX.xx%

                           UNDERSTANDING PERFORMANCE

   - TOTAL RETURN tells you how much an investment in the portfolio has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                          FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual portfolio operating expense figures are for the fiscal year ended December 31, 1998. The table does not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.


 SHAREHOLDER FEES
  (paid directly from your investment)
 Sales charge "load" on purchases                                NONE
 Deferred sales charge "load"                                    NONE
 Sales charge "load" on reinvested distributions                 NONE
 Redemption fees                                                 NONE
 Exchange fees                                                   NONE
 ANNUAL PORTFOLIO OPERATING EXPENSES
  (deducted from portfolio assets)
 Management fee                                                   .75%
 Distribution and service (12b-1) fee                             NONE
 Other expenses                                                   .xx%
 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES*                       .xx%

* Actual fees and expenses for the fiscal year ended December 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the portfolio during 1998 but may be discontinued at any time.

                       EXPENSES AFTER
                        WAIVERS AND
                       REIMBURSEMENTS
Management fee                                                           .xx%
Distribution and service (12b-1) fee                                     NONE
Other expenses                                                           .xx%
                                                                         ----
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               X.XX%

                                    EXAMPLE

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

     ONE YEAR           THREE YEARS         FIVE YEARS           10 YEARS
         $                   $                   $                   $

                            THE PORTFOLIO IN DETAIL


     THE MANAGEMENT FIRM

   WARBURG PINCUS ASSET MANAGEMENT, INC.
   466 Lexington Avenue
   New York, NY 10017-3147

 - Investment adviser for the portfolio

 - Responsible for managing the portfolio's assets according to its goal and strategies

 - A professional investment advisory firm providing investment services to individuals since 1970 and to institutions since 1973

 - Currently manages approximately $22 billion in assets

   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.

     PORTFOLIO INFORMATION KEY

   Concise descriptions of the portfolio begins on the next page. The description provides the following information:

GOAL AND STRATEGIES
   The portfolio's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of portfolio assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS
   The primary types of securities in which the portfolio invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the portfolio. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the portfolio's day-to-day management.

INVESTOR EXPENSES
   Actual portfolio expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the portfolio. Expressed as a percentage of average net assets after waivers.

 - OTHER EXPENSES Fees paid by the portfolio for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the portfolio's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the portfolio, assuming you had reinvested all dividend and capital gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency.
  The portfolio may sell securities without regard to the length of time they have been held. A high turnover rate may increase the portfolio's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income tax liability.

   The Annual Report includes the auditor's report, along with the portfolio's financial statements. It is available free upon request.

                          GROWTH AND INCOME PORTFOLIO

     GOAL AND STRATEGIES

   The Growth & Income Portfolio seeks long-term growth of capital and income. To pursue this goal, it invests primarily in equity securities of value companies.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   The portfolio expects to focus on large U.S. companies with market capitalizations of $1 billion or more, although it may invest in companies of any size.

   The portfolio pursues its income objective by investing in dividend-paying equity securities. However, the portfolio's dividend distribution will vary and may be low.

     PORTFOLIO INVESTMENTS

   Normally the portfolio invests substantially all of its assets in equity securities, including:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   The portfolio may invest up to:

 - 10% of assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in real-estate investment trusts (REITs)

 - 20% of assets in foreign securities

   To a limited extent, the portfolio may also engage in other investment practices.

     RISK FACTORS

   This portfolio's principal risk factor is:

 - market risk

   The value of your investment will fluctuate in response to stock market movements. The amount of income you receive from the portfolio also will fluctuate.

   The portfolio's emphasis on large-company value stocks may reduce its volatility and downside risk. Of course, this is not guaranteed. Value stocks in theory are already underpriced, and large-company stocks tend to be less volatile than small-company stocks. However, a value stock may never reach what the manager believes is its full value, or may even go down in price. In the long run, the portfolio may produce more modest returns than riskier stock funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the portfolio may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Brian S. Posner manages the portfolio. You can find out more about him in "Meet the Manager."

     INVESTOR EXPENSES

   Management fee                                                         xx%
   Distribution and service
   (12b-1) fee                                                            xx%
   All other expenses                                                     xx%
     Total expenses                                                       xx%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the portfolio's independent auditors, PricewaterhouseCoopers LLP.


                       PERIOD ENDED:                            12/98       12/97(1)
PER-SHARE DATA
Net asset value, beginning of period                                          $10.00
                                                                             =======
Investment activities:
Net investment income                                                           0.04
Net gains or losses on investments (both realized and
      unrealized)                                                               0.35
                                                                             -------
 Total from investment activities                                               0.39
                                                                             -------
Distributions:
From net investment income                                                     (0.03)
From realized capital gains                                                    (0.03)
                                                                             -------
 Total distributions                                                           (0.06)
                                                                             -------
Net asset value, end of period                                                $10.33
                                                                             =======
Total return                                                                    3.89%(2)
                                                                             -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                      $1,993
Ratio of expenses to average net assets(3)                                      1.00%(4)
Ratio of net income to average net assets                                       2.08%(4)
Decrease reflected in above operating expense ratios due to
waivers/reimbursements                                                          9.42%(4)
Portfolio turnover rate                                                        64.38%(4)
                                                                             -------

(1) For the period October 31, 1997 (Commencement of Operations) through December 31, 1997.

(2) Not annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the portfolio's net expense ratio.

(4) Annualized.

                                MORE ABOUT RISK

     INTRODUCTION

   The portfolio's goal and principal strategies largely determine its risk profile. You will find a concise description of the portfolio's risk profile in "Key Points." The preceding discussions of the portfolio contain more detailed information. This section discusses other risks that may affect the portfolio.

   The portfolio may use certain investment practices that have higher risks associated with them. However, the portfolio has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EURO CONVERSION The introduction of a new single European currency, the euro, may result in uncertainties for securities of European companies, European markets and the operation of the portfolio. The euro was introduced on January 1, 1999, by 11 European Union member countries who are participating in European Monetary Union (EMU).

   The introduction of the euro results in the redenomination of certain European debt and equity securities over a period of time, which may bring differences in various accounting, tax and/or legal treatments that would not otherwise occur. Any market disruptions relating to the introduction of the euro could adversely affect the value of European securities and currencies held by the portfolio. Other risks relate to the ability of financial institutions' systems to process euro transactions. Additional economic and operational issues are raised by the fact that certain European Union member countries, including the United Kingdom, did not participate in EMU on January 1, 1999, and therefore did not implement the euro on that date.

   At this early stage no one knows what the degree of impact of the introduction of the euro will be. To the extent that the market impact or effect on a portfolio holding is negative or portfolio service-provider systems cannot process the euro conversion, the portfolio's performance could be hurt.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain portfolio securities may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less developed securities markets (and related transaction, registration and custody practices) that could subject the portfolio to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the portfolio's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for the portfolio security.

   YEAR 2000 PROCESSING RISK The portfolio's investment adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of 1999, and is developing contingency plans intended to address any unexpected service problems.

   The portfolio's operations are dependent upon interactions among many participants in the financial services and other related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and any noncompliant computer systems could hurt key portfolio operations, such as shareholder servicing, pricing and trading.

   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world--including companies or governmental entities in which the portfolio invests and markets in which it trades. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a portfolio holding or on markets or economies is negative, it could seriously affect the portfolio's performance.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET portfolio assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL portfolio assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent
--     Not permitted

                    INVESTMENT PRACTICE                       LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%
----------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage portfolio exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)     [ ]
----------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, euro conversion,
information, liquidity, market, operational, political,
valuation risks.                                               20%
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a portfolio to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the portfolio (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                         [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                  20%
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                      10%
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or an index of
securities at a fixed price within a certain time period. A
portfolio may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure, valuation risks.                                     25%
----------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS)  Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests. Credit,
interest-rate, market risks.                                   15%
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         15%
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a portfolio receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                          20%
----------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the
portfolio owns enough shares of the security involved to
cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                            [ ]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
portfolio's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a portfolio's
principal investment strategies and might prevent a
portfolio from achieving its goal.                             [ ]
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            15%
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
----------------------------------------------------------------------------

(1) The portfolio is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The portfolio is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGER

                            [Brian S. Posner Photo]

                       BRIAN S. POSNER
                      Managing Director

 - Portfolio Manager,
   Growth & Income Portfolio
   since January 199x

 - Joined Warburg Pincus in 1997

 - Portfolio Manager with
   Fidelity Investments,

   1987 to 1996

                 Job title indicates position with the adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the portfolio's total assets, less its liabilities, by the number of shares outstanding.

   The portfolio values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.

   Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the portfolio does not compute its prices. This could cause the value of the portfolio's investments to be affected by trading on days when you cannot buy or sell shares.

     TAXES

   Investors in the portfolio are entitled to a share of the portfolio's net income and gains on investments. The portfolio passes these earnings along to its shareholders as distributions.

   For a discussion of the tax status of a variable contract or pension plan, refer to the sponsoring participating insurance company separate account prospectus or plan documents or other informational materials supplied by plan sponsors.

   Because shares of the portfolio may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the portfolio are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

   The portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

                           BUYING AND SELLING SHARES

   You may not buy or sell shares of the portfolio directly; you may only buy or sell shares through variable-annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Certain portfolios may not be available in connection with a particular contract or plan.

   An insurance company's separate accounts buy and sell shares of the portfolio at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of the portfolio on any business day that the portfolio calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV.

   Plan participants may buy shares of the portfolio through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in the portfolio.

   The portfolio reserves the right to:

 - refuse any specific purchase or exchange request, including those from any person or group who, in the portfolio's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt portfolio operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering the portfolio's shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                              FOR MORE INFORMATION

   This Prospectus is intended for use in connection with a defined-contribution plan, tax-deferred arrangement or variable contract. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select a portfolio as an investment option for a variable contract or plan. More information about the portfolio is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the portfolio manager discussing market conditions and investment strategies that significantly affected portfolio performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which contains more details about the portfolio, is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Warburg Pincus Trust                                                   811-07261


                     [Warburg Pincus Asset Management Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030

                         800-222-8977 - www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRIUS-1-0499

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                   SUBJECT TO COMPLETION, DATED February 18, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 1999


                              WARBURG PINCUS TRUST
                           EMERGING MARKETS PORTFOLIO
                            GROWTH & INCOME PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                         POST-VENTURE CAPITAL PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO


This Statement of Additional Information provides information about Warburg Pincus Trust (the "Trust"), relating to the Emerging Markets, Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios (each a "Portfolio," and together, the "Portfolios") that supplements information contained in the Prospectus or Prospectuses for the relevant Portfolio (collectively, the "Prospectuses"), each dated April 30, 1999.



The Trust's audited Annual Reports dated December 31, 1998, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.



This Statement of Additional Information is not itself a Prospectus, no investment in shares of the Portfolios should be made solely upon the information contained herein. Copies of the Trust's Prospectuses, Annual Report and information regarding each Portfolio's current performance may be obtained by writing or telephoning:



                                 Warburg Pincus
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 1-800-222-8977

                                TABLE OF CONTENTS


                                                                                                                    PAGE
                                                                                                                    ----
INVESTMENT OBJECTIVES AND POLICIES...............................................................................   1
OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY EXCHANGE TRANSACTIONS..................................   1
   Securities Options............................................................................................   1
   Securities Index Options......................................................................................   4
   OTC Options...................................................................................................   5
   Currency Exchange Transactions................................................................................   5
   Forward Currency Contracts....................................................................................   5
   Currency Options..............................................................................................   6
   Currency Hedging..............................................................................................   6
   Futures Activities............................................................................................   7
   Futures Contracts.............................................................................................   7
   Options on Futures Contracts..................................................................................   8
   Hedging Generally.............................................................................................   9
   Swaps.........................................................................................................  10
   Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps.......................  11
FOREIGN INVESTMENTS..............................................................................................  11
   Foreign Currency Exchange.....................................................................................  12
   Information...................................................................................................  12
   Political Instability.........................................................................................  12
   Foreign Markets...............................................................................................  12
   Increased Expenses............................................................................................  12
   Privatizations................................................................................................  13
   Foreign Debt Securities.......................................................................................  13
   Brady Bonds...................................................................................................  13
   Depositary Receipts...........................................................................................  14
   Emerging Markets..............................................................................................  14
   Euro Conversion...............................................................................................  14
U.S. GOVERNMENT SECURITIES.......................................................................................  15
MONEY MARKET OBLIGATIONS.........................................................................................  15
   Repurchase Agreements.........................................................................................  15
   Money Market Mutual Funds.....................................................................................  16
DEBT SECURITIES..................................................................................................  16
   Below Investment Grade Securities.............................................................................  17
CONVERTIBLE SECURITIES...........................................................................................  18
MORTGAGE-BACKED SECURITIES.......................................................................................  18
ASSET-BACKED SECURITIES..........................................................................................  19
LOAN PARTICIPATIONS AND ASSIGNMENTS..............................................................................  20
   Stand-By Commitments..........................................................................................  21
TEMPORARY DEFENSIVE STRATEGIES...................................................................................  22
SECURITIES OF OTHER INVESTMENT COMPANIES.........................................................................  22
LENDING OF PORTFOLIO SECURITIES..................................................................................  22
WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.........................................................  23
SHORT SALES......................................................................................................  23
   Short Sales "Against the Box".................................................................................  24
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS...................................................................  24
WARRANTS.........................................................................................................  25
NON-PUBLICLY TRADED AND ILLIQUID SECURITIES......................................................................  26
   Rule 144A Securities..........................................................................................  26
BORROWING........................................................................................................  27
   General.......................................................................................................  28

PRIVATE FUNDS....................................................................................................  28
REITS............................................................................................................  29
NON-DIVERSIFIED STATUS...........................................................................................  30
INVESTMENT RESTRICTIONS..........................................................................................  30
PORTFOLIO VALUATION..............................................................................................  32
PRIVATE FUNDS....................................................................................................  33
PORTFOLIO TRANSACTIONS...........................................................................................  33
PORTFOLIO TURNOVER...............................................................................................  36
MANAGEMENT OF THE TRUST..........................................................................................  37
OFFICERS AND BOARD OF TRUSTEES...................................................................................  37
PORTFOLIO MANAGERS...............................................................................................  41
INVESTMENT ADVISERS AND CO-ADMINISTRATORS........................................................................  43
DISTRIBUTOR......................................................................................................  46
ORGANIZATION OF THE TRUST........................................................................................  46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................  48
ADDITIONAL INFORMATION CONCERNING TAXES..........................................................................  48
DETERMINATION OF PERFORMANCE.....................................................................................  51
INDEPENDENT ACCOUNTANTS AND COUNSEL..............................................................................  55
FINANCIAL STATEMENTS.............................................................................................  55
MISCELLANEOUS....................................................................................................  56

                       INVESTMENT OBJECTIVES AND POLICIES



                  The following information supplement the descriptions of each Portfolio's investment objective and policies in the Prospectuses. There are no assurances that the Portfolios will achieve their investment objectives.


                  The investment objective of each of the Emerging Markets Portfolio and the Post-Venture Capital Portfolio is long-term growth of capital.

                  The investment objectives of the Growth & Income Portfolio are long-term growth of capital and income.

                  The investment objective of the International Equity Portfolio is long-term capital appreciation.

                  The investment objective of the Small Company Growth Portfolio is capital growth.


                  Unless otherwise indicated, all of the Portfolios are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.



                  The Portfolios are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.



                  Options on Securities and Securities Indices and Currency Exchange Transactions.





                  Each Portfolio may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Up to 25% of the Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.



                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and each Portfolio may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC Options.


                  Each Portfolio that may write options realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.



                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Portfolio that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.



                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.


                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


                  Additional risks exist with respect to certain of the securities for which a Portfolio may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios, other than the Emerging Markets Portfolio, may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at- the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.


                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.


                  Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.


                  Exchange traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.



                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.



                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.



                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.


                  Currency Options. The Portfolios may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the

U.S. dollar value of non-dollar denominated securities it holds, a Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.


                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. There is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.



                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its custodian an amount of cash or securities acceptable to the broker, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.



                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.



                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.



                  Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.


                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.


                  To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.



                  Swaps. (Emerging Markets and International Equity Portfolios) The Emerging Markets and International Equity Portfolios may each enter into swaps relating to interest rates, indexes, currencies and equity interests of foreign issuers. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Portfolio may enter into these transactions for hedging purchases, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.



                  A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.



                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures and Swaps. Each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Portfolios on currencies, securities and securities indexes and swaps; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


                  For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


                  Foreign Investments. Since the Emerging Markets and International Equity Portfolios will, and the Growth & Income and Post-Venture Capital Portfolios (each up to 20% of its total assets), and the Small Company Growth Portfolio (up to 10% of its total assets) may, be investing in foreign securities, investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.



                  Foreign Currency Exchange. Since each Portfolio may be investing in securities denominated in currencies other than the U.S. dollar, and since a Portfolio may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.



                  Information. The majority of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.


                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.



                  Increased Expenses. The operating expenses of the International Equity and Emerging Markets Portfolios (and, to the extent they invest in foreign securities, the Growth & Income, Post-Venture Capital and Small Company Growth Portfolios) can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.



                  Privatizations. Each Portfolio may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Portfolios, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful. The International Equity and Emerging Markets Portfolios could invest to a significant extent in privatizations.


                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the

European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


                  Brady Bonds. Each Portfolio may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. The International Equity and Emerging Markets Portfolios could invest to a significant extent in Brady bonds.



                  Depositary Receipts. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.



                  Emerging Markets. One or more Portfolios with authority to invest outside of the United States may invest in securities of issuers located in less developed countries considered to be "emerging markets." The Emerging Market Portfolio and the International Equity Portfolio may invest in securities of issuers located in emerging markets to a significant extent. Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



                  Euro Conversion. The planned introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presents unique risks and uncertainties for investors in those countries, including (i) the functioning of the payment and operational systems of banks and other financial institutions; (ii) the creation of suitable clearing and settlement payment schemes for the euro; (iii) the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (iv) whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Portfolios.



                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Portfolio may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).



                  Other U.S. government securities the Portfolios may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.


                  Money Market Obligations. Each Portfolio is authorized to invest under normal market conditions up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) and, in the case of the Emerging Markets, International Equity, Post- Venture Capital and Small Company Growth Portfolios, medium-term (five years or less remaining maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.



                  Repurchase Agreements. Each Portfolio may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of each Portfolio's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.



                  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Portfolio and appropriate considering the factors of return and liquidity, a Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's management fees and other expenses with respect to assets so invested.



                  Debt Securities. Each of the Emerging Markets Portfolio and the International Equity Portfolio may invest up to 35%, and each of the Growth & Income Portfolio, the Post-Venture Capital Portfolio and the Small Company Growth Portfolio may invest up to 20%, of its total assets in debt securities (other than money market obligations). Any percentage limitation on a Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.



                  Each Fund may invest to a limited extent in zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders in a Portfolio that invests in zero coupon securities.



                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.



                  Below Investment Grade Securities. The Emerging Markets Portfolio may invest or hold up to 35% of its net assets in below investment grade debt and equity securities including convertible securities. Within the 20% limitation on investments in debt securities, up to 10% of the Growth & Income Portfolio's assets may be invested in debt securities rated below investment grade, including convertible debt securities. The International Equity, Post-Venture Capital and Small Company Growth Portfolios may each invest up to 5% of its total assets in below investment grade debt securities, which will be included in any overall investment limitation or investment minimum on debt securities.



                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Warburg to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


                  While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


                  An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.



                  A Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Trust anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its net asset value.

                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolio's net asset value. The Portfolio will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.


                  Convertible Securities. Convertible securities in which a Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.



                  Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.



                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Portfolio's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.



                  Asset-Backed Securities. Each Portfolio may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.



                  Asset-backed securities present certain risks that are not presented by other securities in which the Portfolio may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.



                  Loan Participations and Assignments. Each Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Portfolio's investments in Loans are expected to be in the form of participations in

Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Emerging Markets Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Emerging Markets Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Warburg to be creditworthy.


                  When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.



                  There are risks involved in investing in Participations and Assignments. The Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.



                  Structured Notes, Bonds or Debentures.



                  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.

Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.



                  Stand-By Commitments. (Emerging Markets Portfolio) The Emerging Markets Portfolio may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.



                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Portfolio will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.



                  The amount payable to the Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.



                  The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.



                  The Portfolio would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Where the Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.



                  Temporary Defensive Strategies. When Warburg believes that a defensive posture is warranted, each Portfolio may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.



                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.



                  Lending of Portfolio Securities. A Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 331/3% of the Portfolio's total assets (including the Loan collateral) taken at value. A Portfolio will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."



                  By lending its securities, the Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Portfolios, income received could be used to pay a Portfolio's expenses and would increase an investor's total return. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan.



                  When-Issued Securities and Delayed-Delivery Transactions. Each Portfolio may use up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. When a Portfolio agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



                  Short Sales (Post-Venture Capital Portfolio). The Post-Venture Capital Portfolio may engage in "short sales" that do not meet the definition of short sales "against the box" with respect to up to 10% of its total assets. In a short sale, the investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To deliver the securities to the buyer, the Portfolio must arrange through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Portfolio will make a profit or incur a loss as a result of a short sale depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the Portfolio purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Portfolio is required to pay in connection with a short sale.



                  The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Portfolio will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Portfolio will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds of the short sale) will not be less than the market value of the securities at the time they were sold short.



                  Short Sales "Against the Box. Each Portfolio may enter into short sales "against the box." Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for such sales at any one time. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be segregated by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.



                  The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.


                  Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


                  The Portfolios also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.



                  Warrants. Each Portfolio may invest up to 10% of net assets (15% of its total assets in the case of the Growth & Income Portfolio) in warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Portfolio may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.



                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


                  Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven day, certain Rule 144A Securities (as defined below) and, with respect to the Post- Venture Capital Portfolio, Private Funds (as defined below). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolios. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.


                  Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.


                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger- capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.



                  "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Portfolio may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

                  General. The Portfolio may invest in securities of companies of any size, whether traded on or off a national securities exchange. Portfolio holdings may include emerging growth companies, which are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving profit and gain in a relatively short period of time.



                  In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the 1940 Act, invest in the securities of closed-end investment companies that invest in foreign securities. As a shareholder in a closed-end investment company, the Portfolio will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.



                  Private Funds. (Post-Venture Capital Portfolio) Up to 10% of the Portfolio's assets may be invested in United States or foreign private limited partnerships or other investment funds ("Private Funds") that themselves invest in equity or debt securities of (a) companies in the venture capital or post- venture capital stages of development or (b) companies engaged in special situations or changes in corporate control, including buyouts. In selecting Private Funds for investment, Abbott Capital Management, LLC, the Portfolio's sub-investment adviser with respect to Private Funds ("Abbott"), attempts to invest in a mix of Private Funds that will provide an above average internal rate of return (i.e., the discount rate at which the present value of an investment's future cash inflows (dividend income and capital gains) are equal to the cost of the investment). Warburg believes that the Portfolio's investments in Private Funds offer individual investors a unique opportunity to participate in venture capital and other private investment funds, providing access to investment opportunities typically available only to large institutions and accredited investors. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Post-Venture Capital Portfolio's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operation results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Portfolio will have no control.



                  Interests in the Private Funds in which the Post- Venture Capital Portfolio may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Portfolio may invest may pay their investment managers a fee based on the performance of the Private Fund, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Portfolio's net asset value calculations. Private Funds in which the Portfolio invests will not borrow to increase the amount of assets available for investment or otherwise engage in leverage. Debt securities held by a Private Fund will tend to be rated below investment grade and may be rated as low as C by Moody's or D by S&P. Securities in these rating categories are in payment default or have extremely poor prospects of attaining any investment standing. The Portfolio may also hold non-publicly traded equity securities of companies in the venture and post-venture stages of development, such as those of closely held companies or private placements of public companies. The portion of the Portfolio's assets invested in these non-publicly traded securities will vary over time depending on investment opportunities and other factors. The Portfolio's illiquid assets, including interests in Private Funds and other illiquid non-publicly traded securities, may not exceed 15% of the Portfolio's net assets.



                  Warburg believes that venture capital participation in a company's capital structure can lead to revenue/earnings growth rates above those of older, public companies such as those in the Dow Jones Industrial Average, the Fortune 500 or the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. Venture capitalists finance start-up companies, companies in the early stages of developing new products or services and companies undergoing a restructuring or recapitalization, since these companies may not have access to conventional forms of financing (such as bank loans or public issuances of stock). Venture capitalists may hold substantial positions in companies that may have been acquired at prices significantly below the initial public offering price. This may create a potential adverse impact in the short-term on the market price of a company's stock due to sales in the open market by a venture capitalist or others who acquired the stock at lower prices prior to the company's IPO. Warburg will consider the impact of such sales in selecting post-venture capital investments. Venture capitalists may be individuals or funds organized by venture capitalists which are typically offered only to large institutions, such as pension funds and endowments, and certain accredited investors. Outside of the United States, venture capitalists may also consist of merchant banks and other banking institutions that provide venture capital financing in a manner similar to U.S. venture capitalists. Venture capital participation in a company is often reduced when the company engages in an IPO of its securities or when it is involved in a merger, tender offer or acquisition.




                  Warburg has experience in researching small companies, companies in the early stages of development and venture capital- financed companies. Its team of analysts, led by Elizabeth Dater and Stephen Lurito, regularly monitors portfolio companies whose securities are held by over 400 of the larger domestic venture capital funds. Ms. Dater and Mr. Lurito have managed post- venture equity securities in separate accounts for institutions since 1989 and currently manage over $1 billion of such assets for investment companies and other institutions.



                  REITs. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Portfolio will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.



                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self- liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.



                  Non-Diversified Status (Emerging Markets and Small Company Growth Portfolios). These Portfolios are classified as non-diversified within the meaning of the 1940 Act, which means that each Portfolio is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified portfolio, each Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer or of two or more issuers of which the Portfolio has 20% or more voting control and which are in similar or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.




                             INVESTMENT RESTRICTIONS



                  The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 15 may be changed by a vote of the Board at any time. If a percentage limitation (other than the percentage limitation set forth in investment restriction No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.


         A Portfolio may not:

         1. Borrow money except that the Portfolio may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

         3. For the Growth & Income, International Equity and Post-Venture Capital Portfolios only, purchase the securities of any issuer, if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

         4. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

         5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may invest in (a) securities secured by real estate, mortgages or interests therein (and, in the case of the Growth & Income Portfolio, securities issued by companies which invest in real estate or interests therein) and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         7. For the Emerging Markets, Growth & Income, International Equity and Small Company Growth Portfolios only, make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

         8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies on a forward commitment or delayed-delivery basis and, with respect to the Emerging Markets Portfolio, enter into stand-by commitments.

         10. Issue any senior security except as permitted in these investment limitations.

         11. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         13. Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

         14. Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Portfolio's net assets (in the case of the Growth & Income Portfolio, 15% of the value of that Portfolio's total assets).

         15. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.


                               PORTFOLIO VALUATION


         The following is a description of the procedures used by each Portfolio in valuing its assets.


         Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of an discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Portfolio may employ outside organizations (each, a "Pricing Service") which may use a matrix formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


         Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Portfolio's net asset value is not calculated. As a result, calculation of the Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.



         Private Funds (Post-Venture Capital Portfolio). Private Funds are initially valued at cost (i.e., the actual dollar amount invested). Thereafter, Private Funds are valued at the prices set forth in periodic reports received by Abbott from the Private Funds. These reports are generally made quarterly. Neither Abbott nor the Portfolio will monitor interim changes in the value of portfolio holdings of the Private Funds. As a result, these changes will not be taken into account by the Portfolio in calculating its net asset value.



                             PORTFOLIO TRANSACTIONS


         Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Private Funds may be purchased directly from the issuer or may involve a broker or placement agent. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. Purchases of Private Funds through a broker or placement agent will involve a commission or other fee. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         Except for the Post-Venture Capital Portfolio's investments in Private Funds, which will be managed by Abbott, Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received due to brokerage business on behalf of the Portfolios may be useful to Warburg in serving its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. For the fiscal year ended December 31, 1998, $_____, $_____, $_____ and $_____ of total brokerage commissions was paid by the Growth & Income, International Equity, Post-Venture Capital and Small Company Growth Portfolios, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with each Portfolio are not reduced by reason of its receiving any brokerage and research services.



         The following table details amounts paid by each Portfolio in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended December 31.



Portfolio                          Year                 Commissions
---------                          ----                 -----------
Emerging Markets                   1998                      $_____

Growth & Income                    1997                      $2,412

                                   1998                      $_____
International Equity               1996                  $1,056,276
                                   1997                  $1,594,509
                                   1998                      $_____

Post-Venture Capital               1996                      $5,237
                                   1997                     $88,821
                                   1998                      $_____

Small Company Growth               1996                    $386,387
                                   1997                    $883,377
                                   1998                      $_____



         The table below shows the amount each Portfolio held, as of December 31, 1998, with [Goldman, Sachs & Co.], one of the regular broker-dealers of these Portfolios:



         Growth & Income                                 $304,000
         International Equity                         $31,579,000
         Small Company Growth                         $63,256,000


         Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg or Abbott, as relevant. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or Abbott, as the case may be, believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.


         Any portfolio transaction for a Portfolio may be executed through Counsellors Securities Inc. ("Counsellors Securities"), located at 466 Lexington Avenue, New York, New York 10017, the Trust's distributor and a wholly-owned subsidiary of Warburg, if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Portfolio's operations. In no instance will portfolio securities be purchased from or sold to Warburg, Abbott or Counsellors Securities or any affiliated person of such companies.

         Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.


                               PORTFOLIO TURNOVER


         The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Portfolio deems it desirable to sell or purchase securities. A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The portfolio turnover rate of 238.12% for the Post-Venture Capital Portfolio for the year ended December 31, 1997 was attributable to sales of securities that were necessary to accommodate unanticipated redemption orders.

         Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Portfolio will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Portfolio may be higher than mutual funds having similar objectives that do not utilize these strategies.


         It is not possible to predict the Portfolios' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees


         The business and affairs of the Trust are managed by the Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. The Board elects officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. Under the Trust's Declaration of Trust, the Board may classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Trust.

         The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



Richard N. Cooper (64)*                                   Trustee
Harvard University                                        Professor at Harvard University; National Intelligence
1737 Cambridge Street                                     Council from June 1995 until January 1997; Director or
Cambridge, Massachusetts  02138                           Trustee of Circuit City Stores, Inc. (Retail electronics
                                                          and appliances) and Phoenix Home Life Mutual Insurance
                                                          Company; Director/Trustee of other investment
                                                          companies in the Warburg Pincus family of funds.

Jack W. Fritz (71)                                        Trustee
2425 North Fish Creek Road                                Private investor; Consultant and Director of Fritz
P.O. Box 483                                              Broadcasting, Inc. and Fritz Communications (developers
Wilson, Wyoming 83014                                     and operators of radio stations); Director of Advo, Inc.
                                                          (direct mail advertising); Director/Trustee of other investment companies in the Warburg Pincus family of funds.

John L. Furth* (68)                                       Chairman of the Board
466 Lexington Avenue                                      Chief Executive Officer and Director of Warburg;
New York, New York 10017-3147                             Associated with Warburg since 1970; Chairman of the Board
                                                          and officer of other investment companies in the Warburg
                                                          Pincus family of funds.


----------
* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.

Jeffrey E. Garten (52)                                    Trustee
Box 208200                                                Dean of Yale School of Management and William S. Beinecke
New Haven, Connecticut 06520-8200                         Professor in the Practice of International Trade and
                                                          Finance; Undersecretary of Commerce for International Trade
                                                          from November 1993 to October 1995; Director/Trustee of
                                                          other investment companies in the Warburg Pincus family
                                                          of funds.

Thomas A. Melfe (67)                                      Trustee
1251 Avenue of the Americas                               Partner in the law firm of Piper & Marbury, L.L.P.;
29th Floor                                                Partner in the law firm of Donovan Leisure Newton & Irvine New York,
New York 10020-1104                                       from April 1984 to April 1998; Chairman of the Board,
                                                          Municipal Fund for New York Investors, Inc.; Director/Trustee of
                                                          other investment companies in the Warburg Pincus family of funds.

Arnold M. Reichman* (50)                                  Trustee
466 Lexington Avenue                                      Managing Director, Chief Operating Officer and Assistant
New York, New York 10017-3147                             Secretary of Warburg; Associated with Warburg since 1984;
                                                          Officer of Counsellors Securities; Director/Trustee of
                                                          other investment companies in the Warburg Pincus family
                                                          of funds.

Alexander B. Trowbridge (69)                              Trustee
1317 F Street, N.W., 5th Floor                            President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                      consulting) from January 1990 to January 1994; Director or
                                                          Trustee of New England Mutual Life Insurance Co., ICOS
                                                          Corporation (biopharmaceuticals), WMX Technologies, Inc.
                                                          (solid and hazardous waste collection and disposal), The
                                                          Rouse Company (real estate development), Harris Corp.
                                                          (electronics and communications equipment), The Gillette
                                                          Co. (personal care products) and Sun Company Inc.
                                                          (petroleum refining and marketing); Director/Trustee of
                                                          other investment companies in the Warburg Pincus family of funds.


----------

* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.

Eugene L. Podsiadlo (42)                                  President
466 Lexington Avenue                                      Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1991; Officer of Counsellors Securities and other
                                                          investment companies in the Warburg Pincus family of funds.

Steven B. Plump (40)                                      Executive Vice President
466 Lexington Avenue                                      Senior Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1995; Associated with Chemical Investment Services
                                                          and its affiliates from 1993 until 1995. Officer of Counsellors
                                                          Securities and other investment companies in the Warburg Pincus family of funds.

Stephen Distler (45)                                      Vice President
466 Lexington Avenue                                      Managing Director of Warburg; Associated with Warburg
New York, New York 10017-3147                             since 1984; Officer of Counsellors Securities and other
                                                          investment companies in the Warburg Pincus family of funds.

Janna Manes, Esq. (31)                                    Vice President and Secretary
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                             1996; Associated with the law firm of Willkie Farr &
                                                          Gallagher from 1993 to 1996; Officer of other investment companies in the Warburg Pincus family of funds.

Howard Conroy, CPA (45)                                   Vice President and Chief Financial Officer
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                             1992; Officer of other investment companies in the Warburg
                                                          Pincus family of funds.

Daniel S. Madden, CPA (33)                                Treasurer and Chief Accounting Officer Vice President of Warburg;
466 Lexington Avenue                                      Associated with Warburg since 1995; Associated with BlackRock
New York, New York 10017-3147                             Financial Management, Inc. from September 1994 to October 1996;
                                                          Associated with BEA Associates from April 1993 to September
                                                          1994; Officer of other investment companies in the Warburg Pincus family of funds.

Stuart J. Cohen, Esq. (30)                                Assistant Secretary
466 Lexington Avenue                                      Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                             1997; Associated with the law firm of Gordon Altman
                                                          Butowsky Weitzed Shalov & Wein from 1995 to 1997; Officer
                                                          of other investment companies in the Warburg Pincus family of funds.



         No employee of Warburg, PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. For each fund in the Warburg Pincus family of funds, each Director/Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, $1,000 or $2,000 per fund for Director/Trustee services provided, $250 for each Board meeting attended and $400 for each Audit Committee meeting attended, in addition to reimbursement for expenses incurred in connection with attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended December 31, 1998)



                                                         Total                     Total Compensation from
                                                    Compensation from            all Investment Companies in
              Name of Trustee                            Trust                   Warburg Pincus Fund Complex*
              ---------------                            -----                   ----------------------------
John L. Furth**                                          None                              None
Arnold M. Reichman**                                     None                              None
Richard N. Cooper                                       $1,500                           $44,500
Donald J. Donahue***                                    $1,500                           $44,500
Jack W. Fritz                                           $1,500                           $44,500
Jeffrey E. Garten****                                    None                              None
Thomas A. Melfe                                         $1,500                           $44,500
Alexander B. Trowbridge                                 $1,500                           $44,500


----------


* Each Trustee also serves as a Director or Trustee of 26 investment companies in the Warburg Pincus family of funds, except for Mr. Melfe, who also serves as a Director or Trustee of 24 investment companies in the Warburg Pincus family of funds.


** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from the Trust or any other investment company advised by Warburg.

***      Mr. Donahue resigned as Trustee of the Trust effective February 6,
         1998.


****     Mr. Garten became a Trustee of the Trust effective February 6, 1998.



         As of [March 31, 1999], no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.


Portfolio Managers

         Emerging Markets Portfolio. Richard H. King, Co-Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984, Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) from 1985 to 1986 which grew from $3 million to over $100 million during this two-year period. Mr. King earned a B.A. degree from Durham University in England.

         Vincent J. McBride, Co-Portfolio Manager of the Emerging Markets Portfolio, also manages other Warburg Pincus Funds. Prior to joining Warburg in 1994, Mr. McBride was an international equity analyst at Smith Barney Inc. from 1993 to 1994 and at General Electric Investment Corporation from 1992 to 1993. He was also a portfolio manager/analyst at United Jersey Bank from 1989 to 1992 and a portfolio manager at First Fidelity Bank from 1987 to 1989. Mr. McBride earned a B.S. degree from the University of Delaware and an M.B.A. degree from Rutgers University.


         Morid Kamshad, Associate Portfolio Manager of the Emerging Markets Portfolio, is a Vice President of Warburg and serves there as an international equity associate portfolio manager. Prior to joining Warburg Pincus, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, and from 1989 to 1993, he was a business development manager at Air Products and Chemicals-France. Mr. Kamshad received his M.B.A. from I.E.S.E. in Barcelona and his B.S. from the University of Colorado.



         International Equity Portfolio. Mr. King and Mr. McBride, described above, are also Co-Portfolio Managers of the International Equity Portfolio (see biographies above).


         Harold W. Ehrlich, Co-Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Prior to joining Warburg in February 1995, Mr. Ehrlich was a senior vice president, portfolio manager and analyst at Templeton Investment Counsel Inc. from 1987 to 1995. He was a research analyst and assistant portfolio manager at Fundamental Management Corporation from 1985 to 1986, and a research analyst at First Equity Corporation of Florida from 1983 to 1985. Mr. Ehrlich earned a B.S.B.A. degree from University of Florida and earned his Chartered Financial Analyst designation in 1990.


         Harold E. Sharon is Co-Portfolio Manager of the International Equity Portfolio and serves in similar positions with other Warburg Pincus Funds. Prior to joining Warburg in 1998, Mr. Sharon was an executive director and portfolio manager at CIBC Oppenheimer from 1994 to 1998. Mr. Sharon was previously a Vice President and Portfolio Manager at Warburg from 1990 to 1994. Mr. Sharon earned a B.S. Degree with honors from the University of Rochester and an M.S. degree in Management from the Sloan School of Management, M.I.T.



         Nancy Nierman, Associate Portfolio Manager of the International Equity Portfolio, also manages other Warburg Pincus Funds. Ms. Nierman, a Vice President of Warburg, serves as a European equity analyst and has been with Warburg since April 1996, before which time she was a vice president at Fiduciary Trust Company International from 1990 to 1996 and an international equity trader at TIAA-CREF from 1985 to 1990. She received her B.B.A. degree from Barite College in 1985.



         Growth & Income Portfolio. Brian S. Poser, Portfolio Manager of the Growth & Income Portfolio also manages other Warburg Pincus Funds. Prior to joining Warburg, Mr. Poser was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Poser received an undergraduate degree from Northwestern University and his M.B.A. in finance from the University of Chicago.

         Post-Venture Capital Portfolio. Elizabeth B. Dater is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Prior to joining Warburg in 1978, she was a vice president of Research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

         Stephen J. Lurito is Co-Portfolio Manager of the Post-Venture Capital Portfolio and manages other Warburg Pincus Funds. Mr. Lurito has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc. Mr. Lurito earned a B.A. degree from the University of Virginia and a M.B.A. from the University of Pennsylvania.


         Robert S. Janis and Christopher M. Nawn are Associate Portfolio Managers of the Post-Venture Portfolio and of other Warburg Pincus Funds. Prior to joining Warburg in October 1994, Mr. Janis was a vice president and senior research analyst at U.S. Trust Company of New York. He earned B.A. and M.B.A. degrees from the University of Pennsylvania. Prior to joining Warburg in September 1994, Mr. Nawn was a senior sector analyst and portfolio manager at the Dreyfus Corporation. He earned a B.A. degree from the Colorado College and an M.B.A. degree from the University of Texas.


         Raymond L. Held and Thaddeus I. Gray, Investment Managers and Managing Directors of Abbott, manage the Post-Venture Capital Portfolio's investments in Private Funds. Abbott also acts as sub-investment adviser for other Warburg Pincus Funds. Prior to co-founding a predecessor of Abbott in 1986, Mr. Held had been an investment analyst and portfolio manager at Manufacturers Hanover Investment Corporation since 1970, before which time he had been a security analyst with Weis, Voisin, Cannon, Inc., L.M. Rosenthal & Co., Shearson, Hammill & Co. and Standard & Poor's Corporation. Mr. Held earned an M.B.A. from New York University, an M.A. from Columbia University and a B.A. from Queens College.

         Prior to joining a predecessor of Abbott in 1989, Mr. Gray was an assistant vice president at Commerzbank Capital Markets Corporation, where he managed the area responsible for underwriting and distributing all new issues of securities. Prior to this, he was an associate with Credit Commercial de France in Paris in the Corporate Finance Department. Mr. Gray received his B.A. in History from the University of Pennsylvania and his M.B.A. in Finance from New York University. He is also a Chartered Financial Analyst.


         Small Company Growth Portfolio. Ms. Dater and Mr. Lurito are also Co-Portfolio Managers of the Small Company Growth Portfolio (see biographies above).


Investment Advisers and Co-Administrators


         Warburg serves as investment adviser to the Portfolios, Abbott serves as sub-investment adviser to the Post-Venture Capital Portfolio, and Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolios in accordance with each Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio and, with respect to the Post-Venture Capital Portfolio, supervises the activities of Abbott. Warburg also employees a support staff of management personnel to provide services to the Trust and furnishes the Trust with office space, furnishings and equipment. Abbott, in accordance with the investment objective and polices of the Post-Venture Capital Portfolio, makes investment decisions for the Portfolio regarding investments in Private Funds, effects transactions in Private Funds on behalf of the Portfolio and assists in other administrative functions relating to investments in Private Funds.



         For the services provided by Warburg, the Trust pays Warburg a fee calculated at an annual rate equal to percentages of the relevant Portfolio's average daily net assets, as follows: Emerging Markets Portfolio -- 1.25%, Growth & Income Portfolio -- .75%, International Equity Portfolio -- 1.00%, and Small Company Growth Portfolio -- .90%. For the services provided by Warburg, the Post-Venture Capital Portfolio pays Warburg a fee calculated at an annual rate of 1.25% of the Portfolio's average daily net assets, out of which Warburg pays Abbott for sub-investment advisory services. Warburg and the Portfolios' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Portfolios.



         As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.



         As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolios and assists in related aspects of the Portfolios' operations. As compensation, each of the Post-Venture Capital and Small Company Growth Portfolios pays PFPC a fee calculated at an annual rate of .10% of the Portfolio's first $500 million in average daily net assets, .075% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. Each of the Emerging Markets and International Equity Portfolios pays PFPC a fee calculated at an annual rate of .12% of the Portfolio's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million. The Growth & Income Portfolio pays PFPC a fee calculated at an annual rate of .15% of the Portfolio's first $500 million in average daily net assets, .10% of the next $1 billion in average daily net assets and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


         The advisory fees earned by Warburg and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the last three fiscal years are described below.

Advisory Fees earned by Warburg for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)*


                                            1996                           1997                      1998
                                            ----                           ----                      ----
Emerging Markets                    N/A               N/A            N/A           N/A
Growth & Income                     N/A               N/A         $2,055      ($2,055)
International Equity         $2,217,681         ($79,157)     $3,592,157             0
Post-Venture Capital **          $6,696          ($6,696)       $386,073     ($55,829)
Small Company Growth         $2,100,487         ($10,689)     $4,349,002             0


----------


* During the fiscal period ended December 31, 1996, Warburg also reimbursed expenses of $15,007 to the Post-Venture Capital Portfolio. During the fiscal year ended December 31, 1997, Warburg also reimbursed expenses of $23,347 to the Growth & Income Portfolio.


** From its investment advisory fee, Warburg pays Abbott a sub-investment advisory fee for its services to the Post-Venture Capital Portfolio. No compensation is paid by the Post-Venture Capital Portfolio to Abbott for its sub-investment advisory services.

Co-Administration Fees earned by PFPC for the fiscal years ended December 31 (portions of fees waived, if any, are noted in parentheses next to the amount earned)


                                          1996                           1997                       1998
                                          ----                           ----                       ----
Emerging Markets                   N/A             N/A             N/A            N/A
Growth & Income                    N/A             N/A            $411         ($411)
International Equity          $263,565        ($2,836)        $409,216              0
Post-Venture Capital              $536          ($536)         $30,886      ($30,886)
Small Company Growth          $233,388        ($1,188)        $471,801              0


Co-Administration Fees earned by Counsellors Service for the fiscal years ended December 31


                                               1996                         1997                  1998
                                               ----                         ----                  ----
Emerging Markets                                        N/A                     N/A
Growth & Income                                         N/A                    $274

International Equity                               $221,792                $359,216
Post-Venture Capital                                   $536                 $30,886
Small Company Growth                               $233,388                $483,223



Custodian and Transfer Agent


         PNC Bank, National Association ("PNC") serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of the each Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) makes receipts and disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PNC is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


         State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.



Distributor



         Counsellors Securities, a wholly owned subsidiary of Warburg, acts as the distributor of the Portfolios. Counsellors Securities' principal business address is 466 Lexington Avenue, New York, New York 10017.



Organization of the Trust



         The Trust was organized on March 15, 1995 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of six series have been authorized, five of which constitute the interests in the Portfolios. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.



         When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.



         Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including Participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or all Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.


         Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

         All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value.


         Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


         If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.


                     ADDITIONAL INFORMATION CONCERNING TAXES

         The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.


         Each Portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. If it qualifies as a regulated investment company, a Portfolio will effectively pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to Shareholders. To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Portfolio expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.



         If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


         In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.


         A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against-the-box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.



         Investments by a Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws, the Portfolio will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.



         Because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

         If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.


         A Portfolio may be eligible to elect Qualified Electing Fund treatment, which would require the Portfolio to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio. On October 9, 1997, the Ways and Means Committee of the U.S. Congress approved technical corrections legislation that would treat PFICs as pass-through entities for purposes of applying the 20% rate to the portion of a PFIC's long-term gain attributable to assets held more than 18 months.



         Alternatively, a Portfolio may make a mark-to-market election that will result in a Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Portfolio would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the IRS. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.



         Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. The foreign taxes paid by a Portfolio will reduce its return from investments in the Portfolio.


                          DETERMINATION OF PERFORMANCE


         From time to time, a Portfolio may quote its total return in advertisements or in reports and other communications to shareholders. The aggregate total return for the fiscal periods ended December 31, 1998, were as follows (performance figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):



                                 [TO BE UPDATED]

                                                   One-Year                        Since Inception (Date)
                                                   --------                        ----------------------
Emerging Markets (12/31/97)
Growth & Income                              N/A                N/A               3.89%             2.50%*
                                                                             (10/31/97)

International Equity                     (2.26%)            (2.26%)               5.85%              5.77%
                                                                              (6/30/95)

Post-Venture Capital                      13.34%             13.01%               8.37%              8.13%
                                                                              (9/30/96)

Small Company Growth                      15.73%             15.73%              22.03%             22.03%
                                                                              (6/30/95)


---------------------


*        Non-annualized.



         These total return figures show the average percentage change in value of an investment in a Portfolio from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).


         Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.


         When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of any Portfolio's return over a longer market cycle. A Portfolio may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Portfolio for the specific period. Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


         A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

         A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section.


         A Portfolio may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Post-Venture Capital Portfolio, with the Nasdaq Industrials Index and appropriate indexes prepared by Frank Russell Company relating to securities represented in the Portfolio, which are unmanaged indexes of common stocks; in the case of the Small Company Growth Portfolio, with appropriate indexes prepared by Frank Russell company relating to securities represented in the Portfolio; in the case of the Growth & Income Portfolio, with the S&P 500 Index, which is an unmanaged index; in the case of the Emerging Markets Portfolio, with the Morgan Stanley Capital International Emerging Markets Free Index; and in the case of the International Equity Portfolio, the Morgan Stanley Capital International All Country World Except U.S. Index and the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, which are unmanaged indexes of common stocks; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio may also include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Portfolio may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

         In reports or other communications to investors or in advertising, each Portfolio may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render updates of Portfolio activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Post-Venture Capital Portfolio may discuss characteristics of venture capital financed companies and the benefits expected to be achieved from investing in these companies. Each Portfolio may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.


         Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research has indicated that volatility can be significantly decreased when international equities are added.

         To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 26 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                          EAFE INDEX VS. S&P 500 INDEX

                                    1972-1998

                              ANNUAL TOTAL RETURN+

              YEAR                                   EAFE(R)INDEx                           S&P 500 INDEx
              ----                                   -----------                           -------------
              1972*                                      33.28                                 15.63
              1973*                                     -16.82                                -17.37
              1974*                                     -25.60                                -29.72
              1975                                       31.21                                 31.55
              1976                                        -.36                                 19.15
              1977*                                      14.61                                -11.50
              1978*                                      28.91                                  1.06
              1979                                        1.82                                 12.31
              1980                                       19.01                                 25.77
              1981*                                      -4.85                                 -9.73
              1982                                       -4.63                                 14.76
              1983*                                      20.91                                 17.27
              1984*                                       5.02                                  1.40
              1985*                                      52.97                                 26.33
              1986*                                      66.80                                 14.62
              1987*                                      23.18                                  2.03

                          EAFE INDEX VS. S&P 500 INDEX

                                    1972-1998

                              ANNUAL TOTAL RETURN+

              YEAR                                   EAFE(R)INDEx                           S&P 500 INDEx
              ----                                   -----------                           -------------
              1988*                                      26.66                                 12.40
              1989                                        9.22                                 27.25
              1990                                      -24.71                                 -6.56
              1991                                       10.19                                 26.31
              1992                                      -13.89                                  4.46
              1993*                                      30.49                                  7.06
              1994*                                       6.24                                 -1.54
              1995                                        9.42                                 34.11
              1996                                        4.40                                 20.26
              1997                                        0.24                                 31.01
              1998

-----------------

+        Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 14 out of the last 26 years.

Source:  Morgan Stanley Capital International; Bloomberg Financial Markets

                  The quoted performance information shown above is not intended to indicate the future performance of the International Equity Portfolio. Advertising or supplemental sales literature relating to the Portfolio may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Portfolio differs from the EAFE(R) Index in composition.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements for the Trust that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                              FINANCIAL STATEMENTS



                  The Trust's audited Annual Report dated December 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of its Annual Report upon request by calling the Trust at 1-800-222-8977.

                                  MISCELLANEOUS


                  As of [March 31, 1999], the following persons owned of record 5% or more of each Portfolio's outstanding shares:



                                [TO BE PROVIDED]

                                    APPENDIX


                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the ratings used by Moody's for corporate bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "Baa". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                     PART C


                                OTHER INFORMATION


Item 23.  Exhibits



     Exhibit No.       Description of Exhibit
     -----------       ----------------------
     a(1)              Declaration of Trust.(1)

      (2)              Amendment to Declaration of Trust.(2)

      (3)              Designation of Series relating to addition of Post-Venture Capital and
                       Emerging Markets Portfolios.(3)

      (4)              Designation of Series relating to addition of Growth & Income Portfolio.(4)

      (5)              Designation of Series relating to addition of Emerging Growth Portfolio.(5)

     b(1)              By-Laws.(1)

      (2)              Amendment to By-Laws.(6)


(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed with the Commission on March 17, 1995.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 14, 1995.

(3) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Commission on April 18, 1996.

(4) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed with the Commission on August 11, 1997.

(5) Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed with the Commission on November 25, 1998.

(6) Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Warburg, Pincus Capital Appreciation Fund filed on February 23, 1998

     Exhibit No.       Description of Exhibit
     -----------       ----------------------
       c               Form of Share Certificate.(2)

     d(1)              Forms of Investment Advisory Agreements pertaining to the International
                       Equity and Small Company Growth Portfolios.(2)

      (2)              Forms of Investment Advisory Agreements pertaining to the Post-Venture
                       Capital and Emerging Markets Portfolios.(3)

      (3)              Form of Sub-Investment Advisory Agreement pertaining to the Post-Venture
                       Capital Portfolio.(3)

      (4)              Form of Investment Advisory Agreement pertaining to the Growth & Income
                       Portfolio.(4)

      (5)              Form of Investment Advisory Agreement pertaining to the Emerging Growth
                       Portfolio.(5)

     e(1)              Form of Distribution Agreement.(2).

      (2)              Form of Letter Agreement pertaining to inclusion of the Growth & Income
                       Portfolio to the existing Distribution Agreement.(4)

      (3)              Form of Letter Agreement pertaining to inclusion of the Emerging Growth
                       Portfolio to the existing Distribution Agreement.(5)

       f               Not applicable

     g(1)              Form of Custodian Agreement with PNC Bank, National Association.(2)

      (2)              Form of Custodian Agreement with State Street Bank and Trust Company.(7)


         (Securities Act File No. 33-12344; Investment Company Act File No. 811-5041).

(7) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to the Registration Statement on Form N-14 of Warburg, Pincus Major Foreign Markets Fund, Inc. (formerly known as Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.) on November 5, 1997 (Securities Act File No. 333-39611).

     Exhibit No.       Description of Exhibit
     -----------       ----------------------
      (3)              Form of Custodian Services Agreement with PNC Bank, National Association and the Growth & Income Portfolio.(4)

      (4)              Form of Custodian Services Agreement with PNC Bank, National Association and the Emerging Growth Portfolio.(5)

     h(1)              Form of Transfer Agency Agreement.(2)

      (2)              Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(2)

      (3)              Form of Co-Administration Agreement with PFPC Inc.(2)

      (4)              Form of Letter Agreement between Registrant and PFPC Inc. pertaining to inclusion of the Post-Venture Capital and Emerging Markets Portfolios to the
                       existing Co-Administration Agreement.(3)

      (5)              Form of Participation Agreement.(2)

      (6)              Form of Co-Administration Agreement between Registrant and PFPC Inc.
                       pertaining to inclusion of the Growth & Income Portfolio.(4)

      (7)              Form of Co-Administration Agreement between Registrant and Counsellors Funds
                       Service, Inc. pertaining to inclusion of the Growth & Income Portfolio.(4)

      (8)              Form of Letter Agreement between Registrant and State Street pertaining to the inclusion of the Growth & Income Portfolio under the Transfer Agency and
                       Service Agreement.(4)

      (9)              Form of Letter Agreement between Registrant and PFPC Inc. pertaining to inclusion of the Emerging Growth Portfolio under the existing
                       Co-Administration Agreement.(5)

     Exhibit No.       Description of Exhibit
     -----------       ----------------------
     (10)              Form of Letter Agreement between Registrant and State Street pertaining to the inclusion of the Emerging Growth Portfolio under the Transfer Agency and
                       Service Agreement.(5)

     i(1)              Opinion and Consent of Willkie Farr & Gallagher, counsel to the Trust.(8)

      (2)              Opinion of Sullivan & Worcester LLP.(5)

       j               Consent of PricewaterhouseCoopers LLP, independent accountants.(8)

     l(1)              Purchase Agreement pertaining to the International Equity and Small Company
                       Growth Portfolios.(2)

      (2)              Form of Purchase Agreement pertaining to the Post-Venture Capital and
                       Emerging Markets Portfolios.(3)

      (3)              Form of Purchase Agreement pertaining to the Growth & Income Portfolio.(4)

      (4)              Form of Purchase Agreement pertaining to the Emerging Growth Portfolio.(5)

       m               Not applicable

       n               Financial Data Schedules.(8)

       o               Not applicable.



Item 24. Persons Controlled by or Under Common Control with Registrant



                  From time to time, Warburg Pincus Asset Management, Inc. ("Warburg"), Registrant's investment adviser, may be deemed to control Registrant and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has seven wholly-owned subsidiaries:
Counsellors Securities Inc., a New York corporation; Counsellors Funds Service, Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments


(8)        To be filed by amendment.

International (Bermuda), Ltd., a Bermuda corporation; Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.



Item 25.          Indemnification



                  Registrant, and officers and directors of Warburg, Counsellors Securities, Inc., Registrant's distributor ("Counsellors Securities"), and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Trust's Registration Statement filed on March 17, 1995 (Securities Act File No. 33-58125).



Item 26.          Business and Other Connections of Investment Adviser



                  Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).



                  Abbott Capital Management, LLC ("Abbott") acts as sub-investment adviser for the Post-Venture Capital Portfolio. Abbott renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of Officers and Directors of Abbott, together with information as to their other business, profession, vocation, or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Abbott (SEC File No. 801-27914).



Item 27.          Principal Underwriter



                  (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund;

Warburg Pincus High Yield Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund; and Warburg Pincus WorldPerks Tax Free Money Market Fund.


                  (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934.

                  (c) None.


Item 28.          Location of Accounts and Records


                  (1)      Warburg, Pincus Trust
                           335 Madison Avenue
                           New York, New York  10017
                           (Trust's Declaration of Trust, by-laws and minute books)

                  (2)      Counsellors Funds Service, Inc.
                           335 Madison Avenue
                           New York, New York  10017
                           (records relating to its functions as
                           co-administrator)

                  (3)      PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, Delaware  19809
                           (records relating to its functions as
                           co-administrator)

                  (4)      Counsellors Securities Inc.
                           335 Madison Avenue
                           New York, New York  10017
                           (records relating to its functions as distributor)

                  (5)      Warburg Pincus Asset Management, Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as investment adviser)

                  (6)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)


                  (7)      PNC Bank, National Association
                           Mutual Fund Custody Services
                           200 Stevens Drive
                           Suite 440
                           Lester, Pennsylvania 19113
                           (records relating to its functions as custodian)


                  (8)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions as shareholder servicing agent, transfer agent and dividend disbursing agent)


Item 29.          Management Services


                  Not applicable.


Item 30.          Undertakings



                  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 18th day of February, 1999.


                                              WARBURG, PINCUS TRUST

                                              By: /s/ Eugene L. Podsiadlo
                                                  ------------------------------
                                                      Eugene L. Podsiadlo
                                                      President

         Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                    Title                                          Date
---------                                    -----                                          ----

/s/ John L. Furth                            Chairman of the Board of                       February  18, 1999
---------------------------                  Trustees
    John L. Furth

/s/ Eugene L. Podsiadlo                      President                                      February  18, 1999
---------------------------
    Eugene L. Podsiadlo

/s/ Howard Conroy                            Vice President and Chief                       February  18, 1999
---------------------------                  Financial Officer
    Howard Conroy

/s/ Daniel S. Madden                         Treasurer and Chief Accounting                 February  18, 1999
---------------------------                  Officer
    Daniel S. Madden

/s/ Richard N. Cooper                        Trustee                                        February  18, 1999
---------------------------
    Richard N. Cooper

/s/ Jack W. Fritz                            Trustee                                        February  18, 1999
---------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten                        Trustee                                        February  18, 1999
---------------------------
    Jeffrey E. Garten

/s/ Thomas A. Melfe                          Trustee                                        February  18, 1999
---------------------------
    Thomas A. Melfe

/s/ Arnold M. Reichman                       Trustee                                        February  18, 1999
---------------------------
    Arnold M. Reichman

/s/ Alexander B. Trowbridge                  Trustee                                        February  18, 1999
---------------------------
    Alexander B. Trowbridge

                                INDEX TO EXHIBITS

     Exhibit No.                Description of Exhibit


                                NONE